SHARE PURCHASE AGREEMENT

     This Share Purchase Agreement ("Agreement"), dated as of January 17, 2005, between Luigi Federico and Paul Ng and Bayview Management LLC. (the "Buyer") and Bayview Corporation (BV).


                              W I T N E S S E T H:


A.       WHEREAS, Sellers are the principal shareholders of BV.

B. WHEREAS, Buyer wishes to purchase an aggregate of 1,050,000 shares of common stock of Bayview (BV) from Sellers (the "Purchase Shares"), after all of the conditions under this contract have been performed and Sellers desire to sell the Purchase Shares to Buyer pursuant to this agreement.

C.       WHEREAS, prior to the transaction Buyer is not an affiliate of BV.

D.       Bayview  Corporation  is   joining  this   Agreement  to  make  certain
warranties and representations.

         NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I

                                The Consideration

     1.1 Subject to the conditions set forth herein, Sellers shall sell to Buyer and Buyer shall purchase 1,050,000 common shares of Bayview Corporation. The aggregate purchase price for the shares to be paid by Buyer to Sellers is $725,000 (the "Consideration") of which $725,000 is herewith paid as full consideration for the purchase of Sellers shares if all of the terms and conditions of this Agreement are met.

                                   ARTICLE II

                         Closing and Issuance of Shares

     2.1 The Sellers shares (1,050,000) shall be delivered to Buyer upon delivery of the cash purchase consideration of $725,000 to Sellers.

     2.2 Closing hereunder shall be completed upon delivery of the cash consideration, and share certificates on or before January 15, 2005 at 5:00 p.m. MDT ("Closing Date") subject to satisfaction of the terms and conditions set forth herein.


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                                  ARTICLE III

  Representations, Warranties and Covenants of Sellers and Bayview Corporation

     Sellers and BV hereby represent, warrant and covenant to Buyer as follows:

     3.1 Bayview Corporation (BV) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power and authority carry on its business. The Articles of Incorporation and Amendments and Bylaws of BV, which will be delivered to Buyer at closing, are complete and accurate, and the minute books of BV, copies of which have also been delivered to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of BV.

     3.2 The authorized capital stock of BV consists of 100,000,000 shares of common stock and 10,000,000 shares of Preferred Stock. There are 3,272,500 shares of Common Stock of BV issued and outstanding as of date hereof. No shares of Preferred Stock are outstanding. All such shares of capital stock of BV are validly issued, fully paid, non-assessable and free of preemptive rights. BV has no outstanding warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of BV, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of BV.

     3.3 This Agreement has been duly authorized, validly executed and delivered on behalf of BV and Sellers and is a valid and binding agreement and obligation of BV and Sellers enforceable against the parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, BV and Sellers have complete and unrestricted power to enter into and to consummate the transactions contemplated by this Agreement.

     3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Sellers and BV will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of BV, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which Sellers or BV is a party, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over BV or Sellers, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of BV pursuant to the terms of any agreement or instrument to which BV is a party or by which BV may be bound or to which any of BV property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by Sellers or BV.

     3.5 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of BV or


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Sellers  threatened  against or relating to BV or  affecting  any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which BV is a party or by which BV or its assets, properties, business or capital stock are bound.

     3.6 BV has accurately prepared and filed all federal, state and other tax returns required by law, domestic and foreign, to be filed by it through its fiscal 2003 year and has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of BV for all current taxes and other charges to which BV is subject and which are not currently due and payable. None of the Federal income tax returns of BV have been audited by the Internal Revenue Service or other foreign governmental tax agency. Sellers has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against BV for any period, nor of any basis for any such assessment, adjustment or contingency.

     3.7 BV has delivered to Buyer unaudited financial statements for the period ended September 30, 2004. All such statements, herein sometimes called "BV Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of BV for the periods indicated within the knowledge of BV. All financial statements of BV have been prepared in accordance with generally accepted accounting principles.

     3.8 As of the date hereof, BV and Sellers, represent and warrant that all outstanding indebtedness of BV is as shown on the financial statements attached hereto (the updated statements) as of September 30, 2004. Any and all accruals to officers and directors shall be waived and released by each officer or director, in writing at closing.

     3.9 Since the dates of the updated BV Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of BV within the knowledge of BV or Sellers. BV does not have any liabilities, commitments or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise), and except for accruals, for legal fees, consulting fees and costs of this transaction.

     3.10 BV is not a party to any contract performable in the future.

     3.11 The representations and warranties of Sellers and BV shall be true and correct as of the date hereof and closing date.

     3.12 Sellers and BV will deliver to Buyer, all of BV corporate books and records, and will turn over all original corporate records at closing.

     3.13 BV has no employee benefit plan in effect at this time.

     3.14 No representation or warranty by the Sellers or BV in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.


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         3.15 Buyer has received copies of Form SB-2 as filed with the
Securities and Exchange Commission ("SEC") which included audits for the year ended December 31, 2003 and each of its other reports to shareholders filed with the SEC through the period of September 30, 2004. BV is a registered company under the Securities Exchange Act of 1934, as amended and is current in its filings, or, is a reporting company under Section 15D of the Securities Exchange Act.

     3.16 Sellers and BV have not made to Buyer any general solicitation or general advertising regarding the shares of common stock.

     3.17 BV has incurred no liabilities except as shown on the financial statements or referenced in 3.8 hereof and fees in conjunction with this transaction, which fees incurred in conjunction with this transaction shall be paid at closing from Sellers proceeds.

                                   ARTICLE IV

                              Procedure for Closing


     4.1 At the Closing Date, the purchase and sale shall be consummated after satisfaction of all conditions precedent set forth in Article V and VIII, by Sellers's stock certificates for the Purchase Shares being delivered, duly signed by Sellers and medallion guaranteed for 1,050,000 shares of common stock, to Buyer, upon receipt of the Consideration for the share purchase, together with issuance or delivery of all other items, agreements, warranties, and representations set forth in this Agreement.


                                    ARTICLE V

                           Conditions Precedent to the
                          Consummation of the Purchase

     The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

     5.1 Sellers and BV shall have performed and complied with all of its respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

     5.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties or BV hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such


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counsel,  such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

     5.3 The representations and warranties made by Sellers and BV in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by the Buyer.


                                   ARTICLE VI

                           Termination and Abandonment

         6.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing Date:

         (a)   By mutual consent of parties;

         (b) By either party, if any condition set forth in Article V or any other Article relating to the other party has not been met or has not been waived;

         (c) By Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby;

         (d) By Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of another party;

         (e) By Sellers, if the Closing does not occur, through no failure to act by Sellers, on closing date, or if Buyer fails to deliver the consideration required herein;

         (f) If all of the outstanding liabilities cannot be settled at closing;

         6.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof.

                                   ARTICLE VII

                         Continuing Representations and
                            Warranties and Covenants

     7.1 The respective representations, warranties, and covenants of the parties hereto and agreements of the parties hereto shall survive after the closing under this Agreement for a period of two years hereafter in accordance with the terms thereof.


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                                  ARTICLE VIII

                                  Miscellaneous

     8.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

     8.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

     8.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

     8.4 This Agreement may not be amended except by written consent of both parties.

     8.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To Sellers:       Luigi Federico

                  Paul Ng


To Buyer:         Bayview Investments, LLC
                  7400 E. Orchard Rd., Ste 290
                  Greenwood Village, CO 80111


or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

     8.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyer and Sellers. However, BV may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

     8.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for Jefferson County, Colorado.


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         8.8 In the event of a breach or default of this Agreement or any of the continuing covenants hereunder which results in a party or any effected shareholder who is a beneficiary of a surviving or continuing covenant, commencing legal action, the prevailing party in such legal action shall be entitled to an award of all legal fees and costs of the action, against the non-prevailing party.

     8.9 Buyers shall designate a person to be appointed at closing as CEO/CFO, effective at closing.

     8.12 Concurrent with the consummation hereof, Sellers shall cause the Board of BV to appoint two new directors, of Buyer's choice, and Luigi Federico and Paul Ng shall resign effective 10 days after mailing of Notice to Shareholders on Form 14f pursuant to the Securities & Exchange Act of 1934.




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     IN WITNESS WHEREOF,  the parties have executed this Agreement this 17th day of January, 2005.

BAYVIEW CORPORATION                        LUIGI FEDERICO



By: /s/ Greg Yanke                         By: /s/ Greg Yanke
    -----------------------                    -----------------------
    Greg Yanke as agent for                    Greg Yanke as agent for
    Luigi Federico, director                   Luigi Federico


BUYER:                                     PAUL NG

BAYVIEW MANAGEMENT LLC

By: /s/ David Kittrell                     /s/ Greg Yanke
    ------------------------               ---------------------------
                                           Greg Yanke as agent for
                                           Paul Ng


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